UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2007 (December 6, 2007)

PLURISTEM THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

NEVADA	001-31392	98-0351734
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

MATAM Advanced Technology Park, Building No. 20, Haifa, Israel	31905
(Address of principal executive offices)	(Zip Code)

+972-74-710-7171
(Registrant’s telephone number, including area code)

PLURISTEM LIFE SYSTEMS, INC.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 6, 2007, the registrant issued a press release announcing that its application for listing its shares of common stock on the NASDAQ Capital Market was approved. The registrant’s common stock will begin trading on NASDAQ on December 10, 2007 under the symbol PSTI. The NASDAQ listing approval is contingent upon the registrant being in compliance with all applicable listing standards on the date it begins trading on NASDAQ, including that the trading price of the registrant’s common stock remain at $4.00 or more, and may be rescinded if the registrant is not in compliance with such standards. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release issued by the registrant on December 6, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PLURISTEM THERAPEUTICS INC. (registrant)

By:	/s/ Zami Aberman
Date: December 7, 2007
Name: Zami Aberman Title: Chief Executive Officer